January 2026 Company Overview EXHIBIT 99.1 Company Logo

Disclaimers The information contained in this presentation has been prepared by Galecto Inc. and its affiliates (“Galecto” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security.  Forward-Looking Statements and Other Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop best-in-class therapeutics to address the full mutant CALR-driven myeloproliferative neoplasm disease spectrum that meaningfully improve both efficacy and convenience compared to INCA033989; the efficacy, safety profile, dosing regime, convenience, and tolerability of DMR-001; Galecto’s ongoing and future clinical development activities, including the expected timing of Phase 1 clinical proof-of-concept data for DMR-001, including the initiation of the first Phase 3 trial after proof-of-concept data, and plans for and timing of investigational new drug applications for GB3226, DMR-002 and DMR-003; estimated market sizes, potential growth opportunities, potential value creation and sample transactions; the length of time that the Company believes its existing cash resources will fund its operations, including expectations of cash runway extending into 2029; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, “believe”, “expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with our clinical trial design, interpretation of data and our ongoing or planned clinical trials for our product candidates; the expected or potential impact of macroeconomic conditions, including inflationary pressures, rising interest rates, general economic slowdown or a recession, changes in tariff/trade and monetary policy, volatile market conditions, financial institution instability, as well as geopolitical instability, including the ongoing military conflicts between Ukraine and Russia, conflicts in the Middle East, and geopolitical tensions between the United States and other countries, including China, on our operations; the implementation of changes in law, tariffs, sanctions, export or import controls, and other government measures that could impact our business operations, including restricting international trade by the United States, China or other countries and the BIOSECURE Act or similar act if passed into law; the impacts of adverse events or disappointing results in clinical trials of third parties, including our competitors developing product candidates that target similar mechanisms of action and/or indications as our product candidates; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that the Company has filed or will file with the SEC, as well as discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Market and Industry Data Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market and competitive position data are based on market data currently available to us, as well as management’s internal analyses and assumptions regarding the Company, which involve certain assumptions and estimates. These internal analyses have not been verified by any independent sources and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such information contained in this presentation. Company Logo 2

Galecto acquired potentially best-in-class therapies targeting mutant CALR-driven myeloproliferative neoplasms Acquisition of Damora Therapeutics brings in mutCALR portfolio to address full mutCALR MPN disease spectrum Lead program is a potentially best-in-class, subcutaneous anti-mutCALR mAb Clinical proof-of concept for MOA demonstrated potential to establish new SOC in mutCALR-driven essential thrombocythemia (ET) and myelofibrosis (MF) Designed to target both major forms of mutCALR MutCALR-targeted antibodies developed by the Paragon Therapeutics team with deep expertise in rapidly advancing best-in-class biologics Our mission is to transform treatment for patients with myeloproliferative neoplasms (MPNs) Program MoA Stage Discovery IND-enabling Clinical DMR-001 Anti-mutCALR mAb (Fc-null, half-life extended) Two POC readouts, expected mid-2027 DMR-002 mutCALR-targeted MoA (Undisclosed) IND or CTA expected 2H26 DMR-003 Anti-mutCALR x CD3 bsAb (T-cell engager) IND or CTA expected 2027 GB3226 ENL-YEATS and FLT3 (Small molecule) IND expected 1Q26 Company Logo 3

Potential best-in-class disease modification in ET and MF Potential first-in-class convenient solution for chronic therapy Two ways to win: maximize efficacy and improve patient experience in mutCALR essential thrombocythemia and myelofibrosis BROAD COVERAGE Targets both Type 1 & Type 2 mutations HIGH POTENCY Potential best-in-class affinity OPTIMIZED EXPOSURE Sustained therapeutic levels Superior potency and exposure Next-generation therapy engineered to maximize efficacy across all mutCALR mutations through superior potency and optimized exposure levels Improve patient experience Differentiation through a patient-centric design, maximizing the experience on multi-year therapy with a potential first-to-market, simple, and quick autoinjector FIRST TO MARKET Autoinjector format INFREQUENT SIMPLE ADMINISTRATION Quick, low-burden delivery LONG-TERM ADHERENCE Designed for chronic use Company Logo 4

Current MPN treatments leave significant unmet need, with no disease-modifying therapeutics Notes: SOC: standard of care. Sources: Internal KOL calls; Hernandez-Boluda 2010 (Brit J Hem); Tefferi 2025 (JAMA); Gangat 2023 (Blood Cancer J); Loscocco 2024 (Blood); Campbell 2005 (Lancet).  Essential thrombocythemia (ET) patients are at increased risk for thrombosis, hemorrhage, and conversion to MF Myelofibrosis (MF) leads to poor survival and significant risk of leukemia, yet SOC largely addresses symptoms mutCALR targeted therapy presents an opportunity for much-needed disease modification that eradicates neoplasms There is need for highly safe, convenient, and targeted disease-modifying therapies 60-70% 20-30% >17% of ET patients require cytoreductive therapy to reduce risk of thrombosis of patients receiving SOC cytoreductive therapies are resistant or intolerant of mutCALR ET patients transform to MF Company Logo 5

MutCALR MPNs represent a blockbuster market opportunity Sources: Klampfl 2013 (NEJM); prevalence based on range from Mehta 2013 (Leukemia & Lymphoma), Shalis 2021 (Hematol Oncol Clin N Am), and Masarova 2025 (ASCO); Incyte 2025 Q2 report. Notes: TAM: total addressable market. Incyte estimates a >$7B US addressable market for anti-mutCALR therapy. CALR mutations drive disease in 25% of ET and 35% of MF patients >$5B US TAM for mutCALR MPN patients indicated for treatment, with upside in low-risk patients Majority of mutCALR MPN patients indicated for cytoreductive / targeted treatment 42K MutCALR MPN patients in US >$5B US addressable market Distribution of JAK2 (V617F), MPL, and CALR mutations in MPNs CALR MPL JAK2 Non-CALR/JAK2/MPL mutated 6% MPL CALR 5% Non-CALR/JAK2/MPL mutated JAK2 Essential Thrombocythemia ~140K US prevalence Myelofibrosis ~20K US prevalence Company Logo 6

Pipeline has potential to address full spectrum of mutCALR MPNs Disease spectrum and market opportunity Median life expectancy Comparable to general population 3 years Notes: Bubble size illustrates estimated number of patients in subcategory. ET and MF sub-group breakdowns are mutCALR patients based on preliminary internal estimates.  Sources: MF survival by risk estimated from Gangat 2023 (Blood Cancer Journal). ET life expectancy from Szuber 2018 (Mayo Clinic). 4 years 18 years ET patients not indicated for cytoreductive Tx ET patients indicated for cytoreductive Tx Low- risk MF Intermediate-risk MF High-risk MF Essential thrombocythemia Myelofibrosis ~1,400 – 2,100 mutCALR pts ~2,800 – 3,500  mutCALR pts ~2,000 mutCALR pts ~21,000 – 24,500 mutCALR pts ~10,500 – 14,000 mutCALR pts Blockbuster potential in MF – major unmet need with demonstrated POC for class and significant need for disease-modifying therapy Blockbuster potential in ET patients indicated for cytoreductive therapy alone; demonstrated POC for class and significant need for disease-modifying therapy Company Logo 7

mutCALR inhibition leads to responses across spleen volume, symptoms and anemia mutCALR inhibition is emerging as a new transformative class of therapeutics for treating ET and MF Sources: Mascarenhas ASH 2025, Mascarenhas ASH 2025. Clinically meaningful spleen volume reductions in MF Best change in spleen volume from baseline(%) INCA033989 dose (mg) 24-250 400-2500 *CALR non-Type 1 mutation -25% -35% 121211612244551314557516164372153132336737433554 Postbaseline Assessments * Platelet count (x109/L)  Visit 2000 1000 1500 500 0 Baseline C1D15 C2D1 C2D15 C3D1 C3D15 C4D1 C4D15 C6D1 C6D15 C7D15 C8D15 C7D1 C8D1 C9D1 C9D15 C10D1 C10D15 C11D1 C11D15 C12D1 C12D15 C13D1 C5D1 C5D15 mutCALR inhibition leads to deep platelet and VAF reductions Rapid, durable platelet normalization in ET Company Logo Line graphs 8

mutCALR inhibition is emerging as a new transformative class of therapeutics for treating ET and MF mutCALR inhibition leads to deep platelet and VAF reductions Rapid, durable platelet normalization in ET mutCALR inhibition leads to responses across spleen volume, symptoms and anemia Clinically meaningful spleen volume reductions in MF Best change in spleen volume from baseline(%) INCA033989 dose (mg) 24-250 400-2500 *CALR non-Type 1 mutation -25% -35% 121211612244551314557516164372153132336737433554 Postbaseline Assessments * Platelet count (x109/L)  Visit 2000 1000 1500 500 0 Baseline C1D15 C2D1 C2D15 C3D1 C3D15 C4D1 C4D15 C6D1 C6D15 C7D15 C8D15 C7D1 C8D1 C9D1 C9D15 C10D1 C10D15 C11D1 C11D15 C12D1 C12D15 C13D1 C5D1 C5D15 Sources: Mascarenhas ASH 2025, Mascarenhas ASH 2025. Clinically meaningful spleen volume reductions in MF Company Logo Line graphs 9

Compelling efficacy and safety of anti-mutCALR mAb suggests potential to redefine standard-of-care for patients with mutCALR ET

	Hydroxyurea	Anagrelide	Bomedemstat	Ropeginterferon alfa-2b	INCA033989
MoA	Broad ribonucleotide reductase inhibition	Broad inhibition of megakaryocyte maturation to platelet	Broad LSD1 inhibition	Broad megakaryocyte suppression	**Anti-mutCALR targeted antibody**
Status	Approved	Approved	P3	P3 **prior gen IFN used off-label*	P1
Disease Modification	✗	✗	✗	~	✓
Complete Response	45%	22%	95%	56%	**83%**
Thrombocytopenia	15%	-	34%	12%	**Not reported as common TEAE**
Safety & Tolerability	Skin and hair toxicity, oral mucositis	Cardiac toxicity	Dysgeusia, arthralgia	Flu-like symptoms Rare but serious liver toxicity **Boxed warning**	**No DLTs, generally well-tolerated**
RoA	Twice daily	Once daily	Once daily	Self-administered every other week	**Infusion every other week**

Current standard-of-care

Late-stage clinical competitors

First targeted ***therapy with disease modifying potential*** *in MPNs*

Notes: Pegasys (1st gen pegylated IFN) used off-label in ET; disease modification here defined as variant allele frequency (VAF) reduction; complete response here denotes % patients with platelet count below 400x10⁹/L. Response timing: hydroxyurea at 12 months, bomedemstat at least 6 months, anagrelide and ropeginterferon alfa-2b platelet normalization starting at 9 months and sustained at 12 months. Anagrelide data from comparator arm in SURPASS-ET. INCA0333989 platelet normalization shown here for higher dose cohort (400 – 2500 mg). Ropeginterferon alfa-2b thrombocytopenia data from Besremi FDA label. ~ refers to VAF reductions across all ET mutations in SURPASS-ET. INCA033989 thrombocytopenia not reported as TEAE in ≥15% of ET patients.

Sources: Mascarenhas 2022 (Blood); Gisslinger 2012 (Blood); Mesa 2025 (ASCO); Goethert 2023 (Blood); Mascarenhas 2025 (EHA); Besremi FDA label.

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mutCALR-specific mAb, INCA'989, demonstrated clinical POC in mutCALR ET with disease-modifying potential Dose-dependent activity demonstrated via platelet normalization, with 71% of patients on concomitant cytoreductive therapy at time of enrollment able to discontinue. 83.3% of patients achieved complete hematological response at doses ≥ 400mg, with 46.6% being durable ≥12 weeks; suboptimal activity observed < 400mg. INCA’989 found to be well-tolerated and safe; no DLTs were observed. 93% of patients are still receiving treatment. MutCALR-specific depletion largely spares wild-type hematopoiesis, as observed by absence of ≥Gr3 thrombocytopenia. 52% and 31% of patients achieved >25% and >50% best mutCALR VAF reduction, respectively. Sources: Mascarenhas 2025 (ASH). Notes: Durable complete hematologic response (CHR) defined as platelet count <400x109/L and leukocytes <10x109/L for ≥12 weeks. Durable partial hematologic response (PHR) defined as platelet count <600x109/L and leukocytes <10x109/ for ≥12 weeks.. Rapid and durable platelet count normalization seen with doses ≥ 400mg Q2W IV Significant reductions in mutCALR variant allele frequency (VAF) suggest potential for disease modification Best change in mutCALR VAF from baseline (%) -100% -50% -60% -70% -80% -90% -40% 10% 0% -10% -20% -30% 20% 25% 50% Durable CHR No durable HR Durable PHR Platelet count (x109/L)  Visit 2000 1000 1500 500 0 (n) Baseline C1D15 C2D1 C2D15 C3D1 C3D15 C4D1 C4D15 C6D1 C6D15 C7D15 C8D15 C7D1 C8D1 C9D1 C9D15 C10D1 C10D15 C11D1 C11D15 C12D1 C12D15 C13D1 C5D1 C5D15 30 30 30 29 28 27 27 27 23 23 19 17 20 19 14 9 10 9 10 7 6 5 4 26 24 Number of Postbaseline Assessments 2 2 5 4 3 3 2 3 6 3 3 2 4 5 4 5 6 3 2 3 4 2 6 2 5 5 5 2 6 2 5 4 5 4 3 3 5 4 3 5 3 5 3 3 5 3 6 4 5 3 5 5 Company Logo Line graphs 11

INCA’989 leaves significant room for improvement on efficacy and convenience Notes: d52 is the Type 1 mutation for CALR, i5 is the Type 2 mutation for CALR; complete response defined as platelet count below 400x109/L; bar graphs for Type 1 and Type 2/others generated based on swim plot. CALR mutation type breakdown representative of all mutCALR MPN patients. Sources: Klampfl 2013 (NEJM); Elf 2018 (Blood); ASH 2022 (Type 1 binding); US20230272055A1 (Type 2 binding); Mascarenhas 2025 (EHA).  WT Type 1 Type 2 CALR Type 1 CALR Type 2 CALR - others N-domain N-domain N-domain C-domain T1 C-dom. T2 C-domain P-domain P-domain P-domain Overall Type 1 Type 2
(+ other) 68% Best Overall Complete Response (CR, %) 100% 100% 27% 69% 83% N=25 N=30 N=14 N=14 N=11 N=16 IV 24 - 250 mg IV 400 - 2500 mg "I would prescribe INCA033989 to all ET patients requiring cytoreduction if it was administered SC." US KOL ” … what has been seen so far is that Type 2 patients respond less well in terms of platelet count than Type 1s.” US KOL ”If they’re able to get a formulation where you can get the dose higher in Type 2 patients… in a subcutaneous format, that would be great." US KOL Type 1 (d52) and Type 2 (i5) make up majority of CALR mutations INCA ‘989 is less potent on Type 2 CALR mutations, with lower response rates that require high IV doses KOLs believe INCA’989 leaves room for improvement There is a need for a best-in-class anti-mutCALR Fc-null antibody that maintains safety and efficacy in Type 1 patients, while improving efficacy in Type 2 – with convenient SC administration. Company Logo 12

mutCALR inhibition is emerging as a new transformative class of therapeutics for treating ET and MF Rapid, durable platelet normalization in ET mutCALR inhibition leads to responses across spleen volume, symptoms and anemia Clinically meaningful spleen volume reductions in MF Best change in spleen volume from baseline(%) INCA033989 dose (mg) 24-250 400-2500 *CALR non-Type 1 mutation -25% -35% 121211612244551314557516164372153132336737433554 Postbaseline Assessments * Platelet count (x109/L)  Visit 2000 1000 1500 500 0 Baseline C1D15 C2D1 C2D15 C3D1 C3D15 C4D1 C4D15 C6D1 C6D15 C7D15 C8D15 C7D1 C8D1 C9D1 C9D15 C10D1 C10D15 C11D1 C11D15 C12D1 C12D15 C13D1 C5D1 C5D15 mutCALR inhibition leads to deep platelet and VAV reductions Sources: Mascarenhas ASH 2025, Mascarenhas ASH 2025. Rapid, durable platelet normalization in ET Company Logo Line graphs 13

Compelling efficacy and safety of anti-mutCALR mAb suggests potential to redefine standard-of-care for patients with mutCALR MF Notes: Pelabresib, imetelstat, and bomedemstat data in 2L setting as monotherapy. All data at week 24. Approved drug datapoints are un-adjusted. INCA’989 SVR35 and TSS50 correspond to responses across all doses (24 – 2500 mg). Sources: Jakafi, Vonjo, and Ojjaara FDA labels. Mascarenhas 2018 JAMA Oncology, Kremyanskaya ASH 2021 MANIFEST update, Mascarenhas 2021 J Clin Oncol, Mascarenhas ASH 2025. Ruxolitinib Pacritinib Momelotinib Pelabresib Imetelstat INCA033989 MoA JAK inhibitor JAK inhibitor JAK & ACVR1 inhibitor BET inhibitor Telomerase inhibitor Anti-mutCALR targeted antibody Status Approved Approved Approved P3 (1L combo with ruxolitinib) P3 P1 (monotherapy and combo with ruxolitinib) Disease Modification ✗ ✗ ✗ ✗ ✗ ✓ Population JAKi-naïve Prior JAKi; platelet count < 50 × 109/L Prior JAKi; anemia R/R or intolerant to JAKi (monotherapy) R/R or intolerant to JAKi R/R or intolerant and JAKi-naïve (monotherapy) SVR35 35% 29% 22% 11% 10% 33% TSS50 46% 23% 25% 28% 32% 39% Safety & Tolerability 70% thrombocytopenia, 13% Gr3+ 32% Gr3+ thrombocytopenia 22% Gr3+ thrombocytopenia 19% Gr3+ thrombocytopenia 41% Gr3+ thrombocytopenia, 32% Gr3+ neutropenia No DLTs, well-tolerated; 8% Gr3+ thrombocytopenia RoA Twice daily orally Twice daily orally Once daily orally Once daily orally IV infusion Q3W Infusion every other week Current standard-of-care Late-stage clinical competitors Given average survival of 4 - 7 years despite SOC, there is a need for disease-modifying therapies that are safe, well-tolerated and convenient. Company Logo 14

mutCALR-specific mAb, INCA'989, demonstrated clinical POC in mutCALR MF with room for efficacy improvement Sources: Mascarenhas 2025 ASH.  INCA'989 leaves room for efficacy, particularly in patients with Type 2 mutations. Anemia response occurred in 56% of evaluable anemic patients, with most (40%) achieving a major response. INCA’989 found to be well-tolerated and safe; no DLTs were observed. 86.5% patients were still receiving treatment. A reduction in mutCALR VAF from baseline occurred in 89.4% (42/47) of patients with ≥1 postbaseline VAF measurement; 5/47 (10.6%) achieved ≥25% best reduction in VAF At week 24, 42% of patients achieved SVR25 and 33% achieved SVR35 At week 24, 39% of patients achieved TSS50 Best change in MPN-SAF TSS from baseline(%) Best change in spleen volume from baseline(%) -25% -35% -50% Non-Type 1 patients underperform as seen by fewer patients hitting SVR25 and SVR35 Non-Type 1 patients underperform as seen by fewer patients hitting TSS50 INCA033989 dose (mg) 24-250 400-2500 *CALR non-Type 1 mutation INCA033989 dose (mg) 24-250 400-2500 *CALR non-Type 1 mutation Company Logo Bar Graphs 15

DMR-001 is a potentially best-in-class anti-mutCALR mAb Inhibits mutCALR-mediated proliferation with better potency than INCA’989 Demonstrated POC for mechanism of action Superior potency on Type 2 mutCALR compared to INCA’989; potential to beat efficacy in Type 2 mutCALR MPN patients Similar or better potency on Type 1 mutCALR compared to INCA’989; predicted to meet or beat efficacy in Type 1 mutCALR patients Predicted equivalent safety – does not bind wild-type CALR Effector-null human IgG1 Fc Half-life extension through validated Fc modification Longer exposure to enhance sustained mutCALR inhibition and reduce dosing frequency DMR-001 Subcutaneous formulation Targeting lower dose to enable convenient SC autoinjector format Novel IP for composition of matter into 2040s Company Logo 16

DMR-001 demonstrates higher binding affinity and ~3x potency improvement on Type 1 mutCALR compared to reference mAb  Notes: MFI: mean fluorescence intensity. mutCALR-dependent cells are Ba/F3 cells expressing TpoR and mutCALR; Reference mutCALR mAb produced recombinantly based on US20230272055A1. DMR-001 shows more potent inhibition of Type 1 mutCALR-dependent cell proliferation compared to reference mutCALR mAb DMR-001 shows higher binding to Type 1 than reference mutCALR mAb Company Logo Line Graphs 17

DMR-001 demonstrates higher binding affinity and ~10x potency improvement on Type 2 mutCALR compared to reference mAb Notes: MFI: mean fluorescence intensity. mutCALR-dependent cells are Ba/F3 cells expressing TpoR and mutCALR; Reference mutCALR mAb produced recombinantly based on US20230272055A1. DMR-001 shows more potent inhibition of Type 2 mutCALR-dependent cell proliferation compared to reference mutCALR mAb DMR-001 shows higher binding to Type 2 than reference mutCALR mAb Company Logo Line Graphs 18

DMR-001 expected to deliver highly efficacious exposure with convenient, infrequent SC dosing using conservative modeling Notes: Reference mutCALR mAb produced recombinantly based on US20230272055A1. Day 42 Interim NHP PK Data after a single 30 mg/kg IV dose (n=4 per group). Bar chart reflects projections to match benchmark mAb 2500mg IV Q2W on Ctrough and conservatively models 2x improvement in Type 2 potency in vivo. ~5x longer half-life achieved for DMR-001 versus reference mutCALR mAb in NHPs Dose required to match INCA'989 2500mg IV Q2W on Ctrough would enable Q4W+ SC dosing for DMR-001 DMR-001 is well-positioned to launch Phase 1 with a convenient SC dose and potential to considerably extend dosing frequency for additional convenience. Feasible SC dose Company Logo Line & Bar Graph 19

INCA'989 requires frequent high volume IV or OBI dosing; DMR-001 best-in-class low-volume SC profile enables wider adoption in ET Notes: OBI: on-body injector. Annual doses figures reflect dosing frequency projected to match INCA’989 2500mg Q2W IV on Ctrough and assume 2x improvement in Type 2 in vivo potency. "50% of patients would not accept IV treatment, whereas 20% would reject SC treatment. Every four weeks is meaningful for my patients.”         - US KOL INCA’989 IV Q2W Annual doses of anti-mutCALR INCA ’989 is formatted for in-clinic Q2W intravenous dosing (OBI in development); DMR-001 projected to match with Q4W+ SC dosing "IV administration might a barrier for [expansion into] low-risk ET patients.”         - US KOL "I would prescribe INCA033989 to all ET patients requiring cytoreduction if it was administered SC and half as many patients if IV.”       - US KOL DMR-001 is expected to be conveniently administered SC Q4W+ and development is not far behind INCA033989, which is currently being developed as a high volume on-body injection (OBI). DMR-001 SC Q4W+ INCA’989 OBI – not in clinic KOLs view SC dosing as required for wider adoption in ET Company Logo 20

GB3226 inhibits tumor growth and reduces critical biomarkers in mouse model Potent inhibitor of tumor growth MV4;11 mouse model. Biomarker expression at Day 14. Biomarker suppression Tumor volume reduction Mice were dosed for 8 days Average Fold Change HOXA9 MEIS1 Reduction of critical biomarkers indicate suppression of leukemic stem cell development in the bone marrow FLT3 promotes rapid onset, ENL-YEATS promotes duration of response Company Logo Line & Bar Graph 21

GB3226 vs. comparators’ survival in AML mouse model Disseminating MV4;11 mouse model of AML. * Log-rank (Mantel-Cox) test Gehan-Breslow-Wilcoxon test GB3226 observed to be statistically superior to Gilteritinib and SNDX-5613 in prolonging survival GB3226 / Gilteritinib GB3226 / SNDX-5613 Company Logo Line Graphs 22

Cash expected to fund lead programs through key value-generating catalysts 2026 2027 DMR-001 (Fc-null anti-mutCALR mAb) Mid – IND or CTA (P1 ROA SC) Two clinical POCs in patients with mutCALR MPNs, beginning mid-year Damora goal to begin first phase 3 shortly after POC data DMR-002 (mutCALR-targeted MOA; undisclosed) 2H – IND or CTA DMR-003 (anti-mutCALR x CD3 bsAb) IND or CTA GB3226 1Q26 – IND or CTA Key external events 1H – INCA’989 P3 initiation in ET (IV) 2H – INCA'989 P3 initiation in MF Cash runway into 2029 – more than 1 year beyond key Phase 1 proof-of-concept data for DMR-001, with multiple value inflection points along the way Sources: Incyte 3Q25 earnings call transcript Notes: ROA: route of administration, MOA: mechanism of action, mAb: monoclonal antibody, bsAb: bispecific antibody, POC: proof-of-concept Company Logo 23

MPN and indolent hematology programs are highly valued by pharma Notes: MDS: myelodysplastic syndromes. Source: Press Releases. Acquirer Target Deal economics (year) Status of lead asset $2.9B (2024) Pelabresib MF P3 met primary endpoints Dec 2023 $1.7B (2023) Pacritinib approved for MF in 2022 $1.9B (2022) Momelotinib (now approved) pre-registration with positive P3 results in MF announced $1.35B (2022) Bomedemstat in P2 for ET, MF, and PV at time of acquisition, now P3 $935M + royalties (2014) Imetelstat early P2 (N=20) in ET/PV at partnership announcement, now approved in low- and intermediate-risk MDS and P3 in MF Company Logos 24

Galecto Leadership & Team Assets were developed by a team with deep expertise in antibody engineering and drug development Jayson Dallas Amit D. Munshi Lori Firmani CFO Matthew Kronmiller Executive VP, Strategy CBO Mark Benton Program Leader Brian Burkavage SVP, Finance Hans T. Schambye CEO Garrett Winslow General Counsel Sherwin Sattarzadeh COO Becker Hewes CMO Board of Directors New MEMBERS Carl Goldfischer Peter Harwin Julianne Bruno Chris Cain New MEMBERS Hans T. Schambye Company Logos 25

Transaction Details

1 **Structure:** The acquisition of Damora was structured as a stock-for-stock transaction whereby all of Damora's outstanding equity interests were exchanged for a combination of shares of Galecto common stock and a newly created non-voting Series C convertible preferred stock.

2 **Financing:** Concurrent with the acquisition of Damora, Galecto closed a $285 million private placement with a group of institutional accredited investors led by Fairmount and joined by a robust syndicate of dedicated biotechnology investors as well as additional undisclosed institutional investors.

3 **Management and BOD:** Continuing leadership includes Hans Schambye, Matthew Kronmiller, Lori Firmani, and Garrett Winslow. Peter Harwin, Managing Member, Fairmount, Julie Bruno, Growth Partner, Fairmount, and Chris Cain, Director of Research, Fairmount, join Hans Schambye, Carl Goldfischer, Amit Munshi, and Jayson Dallas as directors.

4 **Primary use of proceeds:** The proceeds from the private placement are expected to be primarily used to advance the Damora pipeline and deliver the following anticipated milestones: POC data for DMR-001 and DMR-002 and IND for DMR-003, and to fund business operations. Proceeds are expected to provide cash runway into 2029.

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Capitalization Shares of common stock and preferred stock were issued to Damora security holders in exchange for all of Damora's outstanding equity interest. Shares of preferred stock were issued to Damora shareholders and to investors in the $285 million private placement. Shares of preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership restrictions set by each holder. Please refer to the company’s SEC filings for additional information. As of 1/9/2026 Common stock 1,599,973 Preferred stock as converted to common stock 60,251,361 Total capitalization (Common, as converted) 61,851,334 Price per share (1/9/2026 closing price) $20.50 Market cap at 1/9/2026 closing price $1.27 billion Company Logo 27

Appendix Company Logo

CALR mutations drive constitutive JAK/STAT signaling and uncontrolled proliferation of myeloid progenitors in MPNs Sources: Imai 2017 (Int J of Hem); Grabek 2020 (Cells).  Wild-type JAK/STAT signaling is driven by TPO binding to MPL MutCALR activates MPL signaling independent of TPO Essential thrombocythemia Post-ET myelofibrosis Leukemic transformation Clonal expansion Inflammatory & fibrotic signaling Additional mutations Additional leukemic mutation(s) Rapid expansion of leukemic clone Driver mutation (CALR, JAK2, MPL) mutCALR constitutively activates JAK/STAT signaling In MPNs, mutCALR drives uncontrolled proliferation and clonal advantage in the bone marrow Chromatin modification Tumor suppressor (ex: TP53) Company Logo 29

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